Exhibit 10.24

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of February 5, 2010 is among Websense, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Senior Administrative Agent (in such capacity, the “Senior Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Senior Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 11, 2007 among the Borrower, the Lenders identified therein and Bank of America, N.A. (successor to Morgan Stanley Senior Funding, Inc.), as Senior Administrative Agent;

WHEREAS, the Borrower has requested that the Required Lenders approve the modifications to the Senior Credit Agreement set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Senior Credit Agreement.

2. Amendments.

2.1 The definition of Consolidated Net Income in Section 1.1 of the Senior Credit Agreement is amended by replacing the “and” between clauses (i) and (ii) with a “,” and inserting a new a new phrase at the end of clause (ii) to read as follows:

and (iii) solely for purposes of Section 8.6(c), amortization of intangibles;

2.2 Section 8.6(c) is amended to read as follows:

(c) so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) after giving effect thereto the Borrower and its Subsidiaries shall have at least $50,000,000 in cash and Cash Equivalents, the Borrower may purchase its outstanding Capital Stock in an aggregate amount not to exceed 50% of the aggregate amount of Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter during which the Effective Date occurs to the end of the most recently ended fiscal quarter for which financial statements were delivered to the Senior Administrative Agent pursuant to Section 7.1 (or if the aggregate amount of Consolidated Net Income for such period shall be a deficit, $0);

3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) Receipt by the Senior Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Required Lenders.

(b) Payment by the Borrower to the Senior Administrative Agent, for the ratable benefit of each Lender that executes and delivers this Amendment by February __, 2010 (each an “Approving Lender”), of an amendment fee equal to five basis points (0.05%) on each Approving Lender’s Revolving Commitment and the outstanding principal amount of the Term Loan held by each Approving Lender.

(c) payment by the Borrower to Banc of America Securities LLC and the Senior Administrative Agent of all other fees and expenses owing on the date hereof in connection with this Amendment.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document.

5. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants that, after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

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6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents including schedules and exhibits thereto) shall remain in full force and effect.

9. Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imagine means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	WEBSENSE, INC., a Delaware corporation

By:
Name:
Title:

GUARANTORS:	PORTAUTHORITY TECHNOLOGIES, INC., a Delaware corporation

SURFCONTROL, INC., a California corporation

By:
Name:
Title:

[Signature Pages Continue]

SENIOR

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A., as Senior Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

KEY BANK NATIONAL ASSOCIATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

WELLS FARGO FOOTHILL

By:
Name:
Title:

CALIFORNIA BANK & TRUST

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

BANK OF THE WEST

By:
Name:
Title:

EAST WEST BANK

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title: